UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 15, 2009 (September 11, 2009)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)
One Sugar Creek Center Blvd., #125 Sugar Land, Texas 77478 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 11, 2009, SCS Corporation (“SCS”), a wholly-owned subsidiary of Hyperdynamics Corporation (the “Company”), entered into a Memorandum of Understanding (“MOU”) with the Government of the Republic of Guinea (“Guinea”) in which the parties agreed to resolve certain issues related to the Hydrocarbon Production Sharing Contract (“Contract”) entered into on September 22, 2006, between Guinea and SCS.

Pursuant to the terms of the MOU and in addition to its other obligations under the Contract, SCS agreed to commence drilling of at least one exploratory well within the Contract Area (as defined in the Contract) no later than December 31, 2011.  The MOU specifies the date for SCS to make its required surrender pursuant to the Contract of 64% of the Contract Area (approximately 51,200 km²) as no later than December 31, 2009.  The MOU clarifies SCS’ right to participate in any new concessions within this surrendered Contract Area on a right of first refusal basis, on equal terms and conditions with bidding parties.  The MOU provides for negotiation between the parties to bring the terms of the Contract into line with usually applicable international standards and practices by March 11, 2010, subject to force majeure and then-pending arbitration, without  resulting in reappraising or calling into question SCS’s rights to the non-relinquished portion of the Contract Area of approximately 28,800 km² pursuant to the Contract.

Under the MOU, SCS is to transmit a timeline of work programs and operations to Guinea no later than December 31, 2009, subject to a thirty day extension, with any further delay resulting in the cancellation of the MOU.  If the terms and conditions of the MOU are not satisfied by March 31, 2010, and in the absence of an agreement between the parties, SCS’ non-relinquished portion of the Contract area shall be relinquished to Guinea.  In order to reach agreement, the parties have the right to recourse to international arbitration.

A certified English translation of the MOU is attached hereto and incorporated by reference as Exhibit 10.1.  The original MOU in French is also attached hereto and incorporated by reference as Exhibit 10.2.

Item 7.01                Regulation FD Disclosure.

On September 14, 2009, the Company issued a press release entitled, “Hyperdynamics Corporation Signs Memorandum of Understanding with Guinea Government”.  The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01                  Financial Statements and Exhibits.

Exhibit Number                                                      Description

Exhibit 10.1	Memorandum of Understanding between the Government of the Republic of Guinea and SCS Corporation (English translation).

Exhibit 10.2	Memorandum of Understanding between the Government of the Republic of Guinea and SCS Corporation (Original French version).

Exhibit 99.1	Press release dated September 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: September 15, 2009	By:	/s/ JASON D. DAVIS
Name: Jason D. Davis
Title: Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number                                           Description

Exhibit 10.1	Memorandum of Understanding between the Government of the Republic of Guinea and SCS Corporation (English translation).

Exhibit 10.2	Memorandum of Understanding between the Government of the Republic of Guinea and SCS Corporation (Original French version).

Exhibit 99.1	Press release dated September 14, 2009.